LEASES	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
LEASES
9.   LEASES

The minimum future revenues to be received on time charters, which are accounted for as operating leases as of December 31, 2012 are as follows. These minimum future revenues exclude payments that are based on market rates and indices.

(in thousands of $)
Year ending December 31,
2013	20,742
2014	11,185
2015	—
2016	—
2017	—
Thereafter	—
31,927

As of December 31, 2012, four of the Company's vessels were leased out to third parties on time charters for remaining periods ranging from less than one year to two years and are classed as operating leases.

The cost and accumulated depreciation of vessels leased to third parties at December 31, 2012 were $305.6 million and $31.8 million, respectively, and at December 31, 2011 were $569.9 million and $171.5 million, respectively.